                                                               EXHIBIT 10.1.15

                                                                   Execution

                    AMENDMENT NO. 14 TO FINANCING AGREEMENTS
                    ----------------------------------------

                             PNY TECHNOLOGIES, INC.
                                 299 Webro Road
                          Parsippany, New Jersey 07054


                                                     as of December 5, 2000

Congress Financial Corporation
1133 Avenue of the Americas
New York, New York 10036

Gentlemen:

           Congress Financial Corporation ("Lender"), and PNY Technologies, Inc., formerly known as P.N.Y. Electronics, Inc. ("Borrower"), have entered into certain financing arrangements as set forth in the Amended and Restated Loan Agreement, dated February 23, 1996, by and among Lender (as assignee of First Union National Bank) and Borrower as amended by Amendment No. 1 to Financing Agreements, dated July 3, 1996, Amendment No. 2 to Financing Agreements, dated April 15, 1997, Amendment No. 3 to Financing Agreements, dated June 2, 1997, Amendment No. 4 to Financing Agreements, dated April 20, 1998, Amendment No. 5 to Financing Agreements, dated April 5, 1999, Amendment No. 6 to Financing Agreements, dated September 29, 1999, Amendment No. 7 to Loan and Security Agreement, dated March 17, 2000, Amendment No. 8 to Loan and Security Agreement, dated June, 2000, Amendment No. 9 to Loan and Security Agreement, dated July 24, 2000, Amendment No. 10 to Loan and Security Agreement, dated as of August 21, 2000, Amendment No. 11 to Loan and Security Agreement, dated September 5, 2000, Amendment No. 12 to Financing Agreements, dated October 16, 2000 and Amendment No. 13 to Financing Agreements, dated as of December 5, 2000 (as amended hereby and as the same now exists or may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto (together with the Loan Agreement, as the same are amended hereby, and as the same may be further amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Financing Agreements"). All capitalized terms used herein shall have the meanings assigned thereto in the Loan Agreement and the other Financing Agreements, unless otherwise defined herein.

           Borrower has requested that Lender agree to certain amendments to the Loan Agreement. Subject to the terms and conditions contained herein, Lender is willing to agree to such amendments as are set forth herein. By this Amendment, Lender and Borrower desire and intend to evidence such amendments.
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           In consideration of the foregoing and the agreements and covenants contained herein, the parties hereto agree as follows:

           1. Definitions.
              -----------

           (a) Additional Definitions. As used herein, the following terms shall
               ----------------------
have the respective meanings given to them below and the Loan Agreement shall be deemed and is hereby amended to include, in addition and not in limitation of, each of the following definitions:

                     (i) "Amendment No. 14" shall mean shall mean this Amendment No. 14 to Financing Agreements, by and between Lender and Borrower, as the same now exists or may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced.

                     (ii) "GS Stock Purchase Agreement" shall mean the Stock Purchase Agreement, dated on or about the dated hereof, by and among Borrower, GS Capital Partners II, L.P., GS Capital Partners II Offshore, L.P., Goldman, Sachs & Co. Verwaltungs GmbH, Stone Street Fund 1995, L.P. and Bridge Street Fund 1995, L.P., as the same now exists or may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced.

                     (iii) "Ruth Cohen Subordinated Note" shall mean the unsecured Subordinate Note, dated on or about the date hereof, issued by Borrower and payable to Ruth Cohen in the original principal amount of $9,810,000, as the same now exists or may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced.

           (b) Interpretation. All capitalized terms used herein shall have the
               --------------
meanings assigned thereto in the Loan Agreement and the other Financing Agreements, unless otherwise defined herein.

           2. Indebtedness. Section 7.2 of the Loan Agreement is hereby amended
              ------------
to include new Section 7.2(h) at the end thereof as follows:

                     (h) the unsecured Indebtedness of Borrower to Ruth Cohen evidenced by the Ruth Cohen Subordinated Note, as in effect on the date of Amendment No. 14, which Indebtedness is subject and subordinate in right of payment to the right of Lender to receive the prior full and final payment of all of the Designated Senior Indebtedness (as such term is defined in the Ruth Cohen Subordinated Note, as in effect on the date of Amendment No. 14); provided that:
                                                                -------------
           (i) the aggregate principal amount of such Indebtedness thereunder shall not exceed $9,810,000, less all repayments of principal in respect thereof, plus interest thereon at the rate set forth in the Ruth Cohen Subordinated Note, as in effect on the date of Amendment No. 14, (ii) Lender shall have received true, correct and complete copies of the Ruth Cohen Subordinated Note and all agreements, documents and instruments evidencing or otherwise related to such Indebtedness, (iii) "Designated Senior Indebtedness" as such term is defined in the Ruth Cohen Subordinated Note shall include the Obligations, (v) Borrower shall not, directly or indirectly, make any payments in respect of such Indebtedness, including, but not limited to, any prepayments or other nonmandatory payments, except, that, Borrower may make mandatory prepayments of principal required as a result of an initial public offering of the common stock of Borrower


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           and regularly scheduled payments of interest in accordance with the terms of the Ruth Cohen Subordinated Note, as in effect on the date of Amendment No. 14, provided, that, upon the occurrence and
                                --------------
           continuation of any Event of Default permitting Lender to declare the Designated Senior Indebtedness due and payable prior to the date on which the Designated Senior Indebtedness would otherwise have become due and payable, no payments shall be made in respect of such Indebtedness unless and until all Designated Senior Indebtedness has been finally paid (in cash or cash equivalents) and satisfied in full and the Financing Agreements have been terminated, (vi) Borrower shall not, directly or indirectly, (A) amend, modify, alter or change the terms of the Ruth Cohen Subordinated Note or any agreement, document or instrument related thereto, except, that, Borrower may,
                                                   ------------
           after not less than ten (10) Business Days prior written notice to Lender, amend, modify, alter or change the terms thereof so long as:
           (1) either (aa) such amendment, modification, alternation or change does not in any manner adversely affect Lender or any rights of Lender as determined in good faith Lender or (bb) Lender has consented in writing to such amendments, modification, alteration or change and (2) such amendment, modification, alteration or change does not relate to the terms of payment of the Indebtedness evidenced thereby, the maturity date or amortization of such Indebtedness, the amount of such Indebtedness, the terms of subordination of such Indebtedness, the interest rate or any fees or charges or any collateral with respect thereto, or change the definition of "Designated Senior Indebtedness" or make any terms thereof more restrictive or burdensome than as in effect on the date of Amendment No. 14, or (B) redeem, retire, defease, purchase or otherwise acquire such Indebtedness, or set aside or otherwise deposit or invest any sums for such purpose, and (vii) Borrower shall furnish to Lender all notices, demands or other materials in connection with such indebtedness either received by Borrower or on its behalf, promptly after the receipt thereof, or sent by Borrower or on its behalf, concurrently with the sending thereof, as the case may be."

           3. Dividends. Section 7.4 of the Loan Agreement is hereby amended to
              ---------
include new Sections 7.4(d) and (e) at the end thereof as follows:

                     "(d) purchase or redeem shares of Series B and Series C Preferred Stock of Borrower from Shareholder and/or Ruth Cohen; provided, that, as to such purchase or redemption all of the
           --------------
           following conditions are satisfied as determined by Borrower: (i) as of the date of such purchase or redemption and after giving effect thereto, no Event of Default, or act, condition, or event which with notice or passage of time or both would constitute an Event of Default shall exist or have occurred, (ii) the purchase or redemption price for all such Preferred Stock to be purchased or redeemed pursuant to this Section 7.4(d) shall not exceed: (A) $6,000,000 in cash plus (B) the principal amount of the Ruth Cohen Subordinated
                ----
           Note as in effect on the date of Amendment No. 14 plus (C)
                                                             ----
           $2,250,000, which shall not be paid to Shareholder or Ruth Cohen, but shall be used by Borrower to repay $2,250,000 in Indebtedness permitted under Section 7.6(a) hereof and owed by Shareholder and/or Ruth Cohen to Borrower as of the date of Amendment No. 14, and (iii) such purchase or redemption shall occur prior to December 15, 2000; and

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                     (e) purchase or redeem 390 shares of Series A Preferred
           Stock of Borrower from GS Capital Partners II, L.P. and certain of its affiliates pursuant to the terms of the GS Stock Purchase Agreement as in effect on the date of Amendment No. 14; provided that, as to such purchase or redemption all of the following conditions are satisfied as determined by Borrower: (i) as of the date of such purchase or redemption and after giving effect thereto, no Event of Default, or act, condition, or event which with notice or passage of time or both would constitute an Event of Default shall exist or have occurred, (ii) the purchase price for the shares of Series A Preferred Stock to be purchased or redeemed pursuant to this
           Section 7.4(e) shall not exceed $819,000 in the aggregate, and (iii) such purchase or redemption shall occur prior to December 15, 2000."

           4. Representations, Warranties and Covenants. In addition to the
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continuing representations, warranties and covenants heretofore or hereafter made by Borrower to Lender pursuant to the Loan Agreement and the other Financing Agreements, Borrower hereby represents, warrants and covenants with and to Lender as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Loan Agreement and the other Financing Agreements):

           (a) No Event of Default exists or has occurred and is continuing on the date of this Amendment and no event has occurred or condition is existing and continuing on the date of this Amendment which, with notice or passage of time or both, would constitute an Event of Default (after giving effect to the amendments to the Loan Agreement and the other Financing Agreements made by this Amendment).

           (b) This Amendment has been duly executed and delivered by Borrower and is in full force and effect as of the date hereof, and the agreements and obligations of Borrower contained herein constitute the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

           5. Conditions Precedent. The amendments herein shall be effective
              --------------------
upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Lender:

           (a) the receipt by Lender of the GS Stock Purchase Agreement and all related agreements, documents and instruments, duly authorized executed and delivered the parties thereto;

           (b) the receipt by Lender of the Ruth Cohen Subordinated Note and all related agreements, documents and instruments, duly authorized executed and delivered by Ruth Cohen and Borrower;

           (c) the receipt by Lender of a copy of this Amendment, duly authorized, executed and delivered by Borrower; and

           (d) no Event of Default shall have occurred and be continuing and no event shall have occurred or condition be existing and continuing which, with notice or passage of time or both, would constitute an Event of Default.


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           6. Effect of this Amendment. Except as modified pursuant hereto, no
              ------------------------
other changes or modifications to the Loan Agreement and the other Financing Agreements are intended or implied and in all other respects the Loan Agreement and the other Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment, the Loan Agreement and the other Financing Agreements, the terms of this Amendment shall control. The Loan Agreement and this Amendment shall be read and construed as one agreement.

           7. Further Assurances. The parties hereto shall execute and deliver
              ------------------
such additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Amendment.

           8. Governing Law. The validity, interpretation and enforcement of
              -------------
this Amendment and the other Financing Agreements and any dispute arising out of the relationship between the parties hereto whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York (without giving effect to principles of conflicts of laws).

           9. Binding Effect. This Amendment shall be binding upon and inure to
              --------------
the benefit of each of the parties hereto and their respective successors and assigns.

           10. Counterparts. This Amendment may be executed in any number of
               ------------
counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]









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           Please sign the enclosed counterpart of this Amendment in the space provided below, whereupon this Amendment, upon acceptance by Lender, shall become a binding agreement by and between Borrower and Lender.

                                                Very truly yours,

                                                PNY TECHNOLOGIES, INC.
                                                    formerly known as
                                                    P.N.Y. Electronics, Inc.

                                                By:   /s/ Gadi Cohen
                                                   ----------------------------
                                                Title:

AGREED:

CONGRESS FINANCIAL CORPORATION

By:  /s/ ILLEGIBLE
   ----------------------------------
Title:   Vice President














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